UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2005

                         TIENS BIOTECH GROUP (USA), INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-49666                   75-2926439
         --------                      ---------                 ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                    Identification Number)

  No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
  ----------------------------------------------------------------------------

                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (86) 22-8213-7658

                                 Not applicable
         (Former name or former address, if changed since last report.)

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ITEM 8.01.  OTHER EVENTS

         In a Current Report on Form 8-K filed by the Registrant on November 5, 2004, the Registrant reported that it had previously disclosed in its filings with the Securities and Exchange Commission that Patent No. ZL 97115067.2 for Tianshi Super Calcium with Metabolic Factors (the "Patent") was transferred from Tianjin Tianshi Group Co. ("Tianshi Group") to Tianjin Tianshi Biological Development Co., Ltd. ("Tianshi JV," also referred to as "Biological") pursuant to a Patent Transfer Agreement, dated as of December 12, 2003. The transfer of the Patent required registration of the Patent Transfer Agreement with the State Intellectual Property Office of the People's Republic of China (the "SIPO"), which was submitted to the SIPO on October 13, 2004.

         On January 14, 2005, the Registrant was advised by the SIPO that the registration of the Patent Transfer Agreement was approved. The Registrant did not receive the final documentation evidencing the approval by the SIPO until May 31, 2005.















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TIENS BIOTECH GROUP (USA), INC.

                                               By: /s/ Jinyuan Li
                                                  ------------------------------
                                                  By:  Jinyuan Li
                                                  Title: Chief Executive Officer
                                                  Date: June 7, 2005